Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 28,	% Over	January 27,	January 28,
	2008	2007	(Under)	2008	2007

Net sales	$60,482	55,712	8.6%	100.0%	100.0%
Cost of sales	53,706	51,001	5.3%	88.8%	91.5%
Gross profit	6,776	4,711	43.8%	11.2%	8.5%

Selling, general and
administrative expenses	5,117	6,394	(20.0)%	8.5%	11.5%
Restructuring expense	412	1,275	(67.7)%	0.7%	2.3%
Income (loss) from operations	1,247	(2,958)	142.2%	2.1%	(5.3)%

Interest expense	753	952	(20.9)%	1.2%	1.7%
Interest income	(77)	(50)	54.0%	(0.1)%	(0.1)%
Other income	(72)	(157)	(54.1)%	(0.1)%	(0.3)%
Income (loss) before income taxes	643	(3,703)	117.4%	1.1%	(6.6)%

Income taxes*	(260)	(1,482)	(82.5)%	(40.4)%	40.0%
Net income (loss)	$903	(2,221)	140.7%	1.5%	(4.0)%

Net income (loss) per share-basic	$0.07	($0.19)	136.8%
Net income (loss) per share-diluted	$0.07	($0.19)	136.8%
Net income (loss) per share, diluted, excluding restructuring
and related charges (see proforma statement on page 6)	$0.11	($0.01)	N.M.
Average shares outstanding-basic	12,635	11,773	7.3%
Average shares outstanding-diluted	12,738	11,773	8.2%

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 28,	% Over	January 27,	January 28,
	2008	2007	(Under)	2008	2007

Net sales	$190,048	177,337	7.2%	100.0%	100.0%
Cost of sales	165,794	156,575	5.9%	87.2%	88.3%
Gross profit	24,254	20,762	16.8%	12.8%	11.7%

Selling, general and
administrative expenses	17,275	19,240	(10.2)%	9.1%	10.8%
Restructuring expense	759	1,742	(56.4)%	0.4%	1.0%
Income (loss) from operations	6,220	(220)	N.M.	3.3%	(0.1)%

Interest expense	2,380	2,841	(16.2)%	1.3%	1.6%
Interest income	(197)	(147)	34.0%	(0.1)%	(0.1)%
Other expense (income)	625	(98)	N.M.	0.3%	(0.1)%
Income (loss) before income taxes	3,412	(2,816)	221.2%	1.8%	(1.6)%

Income taxes*	105	(1,540)	(106.8)%	3.1%	54.7%
Net income (loss)	$3,307	(1,276)	359.2%	1.7%	(0.7)%

Net income (loss) per share-basic	$0.26	($0.11)	336.4%
Net income (loss) per share-diluted	$0.26	($0.11)	336.4%
Net income per share, diluted, excluding restructuring
and related charges (see proforma statement on page 7)	$0.39	$0.18	116.7%
Average shares outstanding-basic	12,617	11,710	7.7%
Average shares outstanding-diluted	12,770	11,710	9.1%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 27, 2008, JANUARY 28, 2007 AND APRIL 29, 2007
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 27,	January 28,	(Decrease)		* April 29,
	2008	2007	Dollars	Percent	2007

Current assets
Cash and cash equivalents	$15,500	10,675	4,825	45.2%	10,169
Accounts receivable	23,370	23,755	(385)	(1.6)%	29,290
Inventories	37,923	42,717	(4,794)	(11.2)%	40,630
Deferred income taxes	5,376	7,120	(1,744)	(24.5)%	5,376
Assets held for sale	4,972	1,231	3,741	303.9%	2,499
Income taxes receivable	423	-	423	100.0%	-
Other current assets	995	2,710	(1,715)	(63.3)%	1,824
Total current assets	88,559	88,208	351	0.4%	89,788

Property, plant and equipment, net	32,218	40,784	(8,566)	(21.0)%	37,773
Goodwill	4,114	4,114	-	0.0%	4,114
Deferred income taxes	25,993	23,232	2,761	11.9%	25,683
Other assets	2,442	2,683	(241)	(9.0)%	2,588

Total assets	$153,326	159,021	(5,695)	(3.6)%	159,946

Current liabilities
Current maturities of long-term debt	$8,569	4,744	3,825	80.6%	16,046
Lines of credit	2,783	-	2,783	100.0%	2,593
Accounts payable	19,036	18,051	985	5.5%	23,585
Accrued expenses	10,422	7,704	2,718	35.3%	8,670
Accrued restructuring	1,875	3,490	(1,615)	(46.3)%	3,282
Income taxes payable - current (1)	-	4,136	(4,136)	(100.0)%	4,579
Total current liabilities	42,685	38,125	4,560	12.0%	58,755

Income taxes payable - long-term (1)	4,497	-	4,497	100.0%	-
Long-term debt , less current maturities	22,026	41,965	(19,939)	(47.5)%	22,114

Total liabilities	69,208	80,090	(10,882)	(13.6)%	80,869

Shareholders' equity	84,118	78,931	5,187	6.6%	79,077

Total liabilities and
shareholders' equity	$153,326	159,021	(5,695)	(3.6)%	159,946

Shares outstanding	12,635	12,555	80	0.6%	12,569

* Derived from audited financial statements

(1) Amounts as of January 27, 2008 reflect the adoption of Financial Accounting Standards Board (FASB)
Interpretation No. 48, Accounting for Uncertainty in Income Taxes" during the first quarter of fiscal 2008.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		January 27,	January 28,
		2008	2007

Cash flows from operating activities:
	Net income (loss)	$3,307	(1,276)
	Adjustments to reconcile net income (loss) to net cash
	provided by operating activities:
	Depreciation	4,264	5,651
	Amortization of other assets	280	59
	Stock-based compensation	520	406
	Excess tax benefit related to stock options exercised	(21)	-
	Deferred income taxes	73	(3,056)
	Loss on impairment of equipment	256	-
	Restructuring expenses, net of gain on sale of related assets	123	(546)
	Changes in assets and liabilities:
	Accounts receivable	6,140	5,294
	Inventories	2,707	(1,270)
	Other current assets	829	787
	Other assets	(128)	(46)
	Accounts payable	(3,716)	(2,507)
	Accrued expenses	1,651	(141)
	Accrued restructuring	(1,483)	(564)
	Income taxes	16	1,648
	Net cash provided by operating activities	14,818	4,439

Cash flows from investing activities:
	Capital expenditures	(4,303)	(2,492)
	Acquisition of assets	-	(2,500)
	Proceeds from the sale of buildings and equipment	2,336	3,260
	Net cash used in investing activities	(1,967)	(1,732)

Cash flows from financing activities:
	Net proceeds from lines of credit	190	-
	Payments on vendor-financed capital expenditures	(571)	(927)
	Payments on long-term debt	(7,565)	(3,513)
	Proceeds from the issuance of long-term debt	-	2,500
	Proceeds from common stock issued	405	194
	Excess tax benefit related to stock options exercised	21	-
	Net cash used in financing activities	(7,520)	(1,746)

Increase in cash and cash equivalents		5,331	961

Cash and cash equivalents at beginning of period		10,169	9,714

Cash and cash equivalents at end of period		$15,500	10,675

Free Cash Flow (1)		$12,301	4,280

(1) Free Cash Flow reconciliation is as follows:		3rd Qtr	3rd Qtr
		FY 2008	FY 2007
A)	Net cash provided by operating activities	$14,818	4,439
B)	Minus: Capital Expenditures	(4,303)	(2,492)
C)	Add: Proceeds from the sale of buildings and equipment	2,336	3,260
D)	Minus: Payments on vendor-financed capital expenditures	(571)	(927)
E)	Add: Excess tax benefit related to stock options exercised	21	-
		$12,301	4,280

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	January 27,		January 28,		% Over	January 27,	January 28,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$30,880		24,396		26.6%	51.1%	43.8%
Upholstery Fabrics	29,602		31,316		(5.5)%	48.9%	56.2%

Net Sales	$60,482		55,712		8.6%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$4,200		4,215		(0.4)%	13.6%	17.3%
Upholstery Fabrics	3,181		3,269		(2.7)%	10.7%	10.4%
Subtotal	7,381		7,484		(1.4)%	12.2%	13.4%

Loss on impairment of equipment	(256)	(1)	-		(100.0)%	(0.4)%	0.0%
Restructuring related charges	(349)	(2)	(2,773)	(4)	(87.4)%	(0.6)%	(5.0)%

Gross Profit	$6,776		4,711		43.8%	11.2%	8.5%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,571		1,706		(7.9)%	5.1%	7.0%
Upholstery Fabrics	2,787		3,765		(26.0)%	9.4%	12.0%
Unallocated Corporate expenses	746		895		(16.6)%	1.2%	1.6%
	5,104		6,366		(19.8)%	8.4%	11.4%

Restructuring related charges	13	(2)	28	(4)	(53.6)%	0.0%	0.1%

Selling, General and Administrative expenses	$5,117		6,394		(20.0)%	8.5%	11.5%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$2,628		2,509		4.7%	8.5%	10.3%
Upholstery Fabrics	395		(496)		179.6%	1.3%	(1.6)%
Unallocated corporate expenses	(746)		(895)		(16.6)%	(1.2)%	(1.6)%
Subtotal	2,277		1,118		103.7%	3.8%	2.0%

Loss on impairment of equipment	(256)	(1)	-		(100.0)%	(0.4)%	0.0%
Restructuring expense and restructuring related charges	(774)	(3)	(4,076)	(5)	(81.0)%	(1.3)%	(7.3)%

Operating income (loss)	$1,247		(2,958)		142.2%	2.1%	(5.3)%

Depreciation by Segment

Mattress Fabrics	$874		912		(4.2)%
Upholstery Fabrics	497		710		(30.0)%
Subtotal	1,371		1,622		(15.5)%
Accelerated Depreciation	-		665		(100.0)%
Total Depreciation	1,371		2,287		(40.1)%

Notes:
(1) The $256 represents an impairment loss on older and existing equipment that was sold after
January 27, 2008 and is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.
(2) The $349 restructuring related charge represents $218 for other operating costs associated with closed plant facilities and $131 for inventory markdowns. The $13 restructuring related charge represents other operating costs associated with closed plant facilities.
(3) The $774 restructuring and related charge represents $238 for employee termination benefits,
$231 for other operating costs associated with closed plant facilities, $131 for inventory markdowns, $93 for a write-down of a building, $68 for lease termination and other exit costs,
$57 for asset movement costs, and a credit of $44 for sales proceeds received on equipment with no carrying value. Of this total charge, $349 was recorded in cost of sales, $13 was recorded in selling, general, and administrative expenses, and $412 was recorded in restructuring expense. The total $774 restructuring and related charge pertains to the upholstery fabrics segment.
(4) The $2.8 million represents restructuring related charges of $2.2 million for inventory markdowns,
$665 for accelerated depreciation, and a credit of $52 for other operating costs associated with closed plant facilities. The $28 restructuring related charge represents other operating costs associated with closed plant facilities.
(5) The $4.1 million restructuring and related charge represents $2.2 million for inventory markdowns,
$1.2 million for employee termination benefits, $665 for accelerated depreciation, $272 for write-downs of equipment, $181 for asset movement costs, $61 for lease termination and other exit costs, a credit of $24 for other operating costs associated with closed plant facilities, and a credit of $455 for sales proceeds received on equipment with no carrying value. Of this total charge, $2.8 million was recorded in cost of sales, $28 was recorded in selling, general, and administrative expenses and $1.3 million was recorded in restructuring expense. The total $4.1 million restructuring and related charge pertains to the upholstery fabrics segment.

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007

(Amounts in thousands)

	NINE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	January 27,		January 28,		% Over	January 27,	January 28,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$103,426		69,734		48.3%	54.4%	39.3%
Upholstery Fabrics	86,622		107,603		(19.5)%	45.6%	60.7%

Net Sales	$190,048		177,337		7.2%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$16,043		11,880		35.0%	15.5%	17.0%
Upholstery Fabrics	9,922		12,691		(21.8)%	11.5%	11.8%
Subtotal	25,965		24,571		5.7%	13.7%	13.9%

Loss on impairment of equipment	(256)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring related charges	(1,455)	(2)	(3,809)	(4)	(61.8)%	(0.8)%	(2.1)%

Gross Profit	$24,254		20,762		16.8%	12.8%	11.7%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$5,779		5,043		14.6%	5.6%	7.2%
Upholstery Fabrics	8,877		11,219		(20.9)%	10.2%	10.4%
Unallocated Corporate expenses	2,554		2,920		(12.5)%	1.3%	1.6%
Subtotal	17,210		19,182		(10.3)%	9.1%	10.8%

Restructuring related charges	65	(2)	58	(4)	12.1%	0.0%	0.0%

Selling, General and Administrative expenses	$17,275		19,240		(10.2)%	9.1%	10.8%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$10,264		6,837		50.1%	9.9%	9.8%
Upholstery Fabrics	1,045		1,472		(29.0)%	1.2%	1.4%
Unallocated corporate expenses	(2,554)		(2,920)		(12.5)%	(1.3)%	(1.6)%
Subtotal	8,755		5,389		62.5%	4.6%	3.0%

Loss on impairment of equipment	(256)	(1)	-		(100.0)%	(0.1)%	0.0%
Restructuring expense and restructuring related charges	(2,279)	(3)	(5,609)	(5)	(59.4)%	(1.2)%	(3.2)%

Operating income (loss)	$6,220		(220)		N.M.	3.3%	(0.1)%

Depreciation by Segment

Mattress Fabrics	$2,668		2,771		(3.7)%
Upholstery Fabrics	1,596		2,215		(27.9)%
Subtotal	4,264		4,986		(14.5)%
Accelerated Depreciation	-		665		(100.0)%
Total Depreciation	4,264		5,651		(24.5)%

Notes:
(1) The $256 represents an impairment loss on older and existing equipment that was sold after January 27, 2008 and is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.
(2) The $1.4 million restructuring related charge represents $920 for other operating costs associated with closed plant facilities and $535 for inventory markdowns. The $65 restructuring related charge represents other operating costs associated with plant facilities.
(3) The $2.3 million represents $985 for other operating costs associated with closed plant facilities, $612 for lease termination and other exit costs, $535 for inventory markdowns, $482 for write-downs of buildings and equipment,
$184 for asset movement costs, a credit of $160 for employee termination benefits, and a credit of $359 for sales proceeds received on equipment with no carrying value. Of this total charge, $1.4 million was recorded in cost of sales,
$65 was recorded in selling, general, and administrative expenses, and $759 was recorded in restructuring expense.
The total $2.3 million restructuring and related charge pertains to the upholstery fabrics segment.
(4) The $3.8 million represents restructuring related charges of $2.3 million for inventory markdowns, $744 for other operating costs associated with the closed plant facilities, and $665 for accelerated depreciation. The $58 restructuring related charge represents other operating costs associated with closed plant facilities.
(5) The $5.6 million represents restructuring and related charges of $2.3 million for inventory markdowns, $990 for employee termination benefits, $914 for asset movement costs, $802 for other operating costs associated with closed plant facilities, $665 for accelerated deprecation, $395 for lease termination and other exit costs, $334 for write-downs of buildings and equipment, and a credit of $890 for sales proceeds received on equipment with no carrying value. Of this total charge, $3.8 million was recorded in cost of sales, $58 was recorded in selling, general, and administrative expenses, and $1.7 million was recorded in restructuring expense. The total $5.6 million restructuring and related charge pertains to the upholstery fabrics segment.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE THREE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported					January 27, 2008		As Reported					January 28, 2007		Proforma
	January 27,	% of		% of		Proforma Net	% of	January 28,	% of		% of		Proforma Net	% of	% Over
	2008	Sales	Adjustments	Sales		of Adjustments	Sales	2007	Sales	Adjustments	Sales		of Adjustments	Sales	(Under)

Net sales	$60,482	100.0%	-			60,482	100.0%	55,712	100.0%	-			55,712	100.0%	8.6%
Cost of sales	53,706	88.8%	(349)	-0.6%	(1)	53,357	88.2%	51,001	91.5%	(2,773)	-5.0%	(3)	48,228	86.6%	10.6%
Gross profit	6,776	11.2%	(349)	-0.6%		7,125	11.8%	4,711	8.5%	(2,773)	-5.0%		7,484	13.4%	-4.8%

Selling, general and
administrative expenses	5,117	8.5%	(13)	0.0%	(1)	5,104	8.4%	6,394	11.5%	(28)	-0.1%	(3)	6,366	11.4%	-19.8%
Restructuring expense	412	0.7%	(412)	-0.7%	(2)	-	0.0%	1,275	2.3%	(1,275)	-2.3%	(4)	-	0.0%	0.0%
Income (loss) from operations	1,247	2.1%	(774)	-1.3%		2,021	3.3%	(2,958)	-5.3%	(4,076)	-7.3%		1,118	2.0%	80.8%

Interest expense	753	1.2%	-	0.0%		753	1.2%	952	1.7%	-	0.0%		952	1.7%	-20.9%
Interest income	(77)	-0.1%	-	0.0%		(77)	-0.1%	(50)	-0.1%	-	0.0%		(50)	-0.1%	54.0%
Other income	(72)	-0.1%	-	0.0%		(72)	-0.1%	(157)	-0.3%	-	0.0%		(157)	-0.3%	-54.1%
Income (loss) before income taxes	643	1.1%	(774)	-1.3%	(5)	1,417	2.3%	(3,703)	-6.6%	(4,076)	-7.3%	(6)	373	0.7%	279.9%

Income taxes (7)	(260)	-40.4%	(223)	28.8%		(37)	-2.6%	(1,482)	40.0%	(1,954)	47.9%		472	126.5%	107.8%
Net income (loss)	$903	1.5%	(551)	-0.9%		1,454	2.4%	(2,221)	-4.0%	(2,122)	-3.8%		(99)	-0.2%	1568.7%

Net income (loss) per share-basic	$0.07		($0.04)			$0.11		($0.19)		($0.18)			($0.01)
Net income (loss) per share-diluted	$0.07		($0.04)			$0.11		($0.19)		($0.18)			($0.01)
Average shares outstanding-basic	12,635		12,635			12,635		11,773		11,773			11,773
Average shares outstanding-diluted	12,738		12,635			12,738		11,773		11,773			11,773

Notes:
(1) The $349 restructuring related charge represents $218 for other operating costs associated with closed plant facilities and $131 for inventory markdowns. The $13 restructuring related charge represents other operating costs associated with closed plant facilities.
(2) The $412 restructuring charge represents $238 for employee termination benefits, $93 for fixed asset write-downs,
$68 for lease termination and other exit costs, $57 for asset movement costs, and a credit of $44 for sales proceeds received on equipment with no carrying value.
(3) The $2.8 million represents restructuring related charges of $2.2 million for inventory markdowns, $665 for accelerated depreciation, and a credit of $52 for other operating costs associated with closed plant facilities. The $28 restructuring related charge represents other operating costs associated with closed plant facilities.
(4) The $1.3 million restructuring charge represents $1.2 million for employee termination benefits, $272 for write-downs of equipment, $181 for asset movement costs, $61 for lease termination and other exit costs, and a credit of $455 for sales proceeds received on equipment with no carrying value.
(5) Of this total charge, $550 and $224 represent cash and non-cash charges, respectively.
(6) Of this total charge, $3.1 million and $1.0 million represent cash charges and non-cash charges, respectively.
(7)The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THE NINE MONTHS ENDED JANUARY 27, 2008 AND JANUARY 28, 2007
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	As Reported					January 27, 2008		As Reported					January 28, 2007		Proforma
	January 27,	% of		% of		Proforma Net	% of	January 28,	% of		% of		Proforma Net	% of	% Over
	2008	Sales	Adjustments	Sales		of Adjustments	Sales	2007	Sales	Adjustments	Sales		of Adjustments	Sales	(Under)

Net sales	$190,048	100.0%	-			190,048	100.0%	177,337	100.0%	-			177,337	100.0%	7.2%
Cost of sales	165,794	87.2%	(1,455)	-0.8%	(1)	164,339	86.5%	156,575	88.3%	(3,809)	-2.1%	(3)	152,766	86.1%	7.6%
Gross profit	24,254	12.8%	(1,455)	-0.8%		25,709	13.5%	20,762	11.7%	(3,809)	-2.1%		24,571	13.9%	4.6%

Selling, general and
administrative expenses	17,275	9.1%	(65)	0.0%	(1)	17,210	9.1%	19,240	10.8%	(58)	0.0%	(3)	19,182	10.8%	-10.3%
Restructuring expense	759	0.4%	(759)	-0.4%	(2)	-	0.0%	1,742	1.0%	(1,742)	-1.0%	(4)	-	0.0%	0.0%
Income (loss) from operations	6,220	3.3%	(2,279)	-1.2%		8,499	4.5%	(220)	-0.1%	(5,609)	-3.2%		5,389	3.0%	57.7%

Interest expense	2,380	1.3%	-	0.0%		2,380	1.3%	2,841	1.6%	-	0.0%		2,841	1.6%	-16.2%
Interest income	(197)	-0.1%	-	0.0%		(197)	-0.1%	(147)	-0.1%	-	0.0%		(147)	-0.1%	34.0%
Other expense (income)	625	0.3%	-	0.0%		625	0.3%	(98)	-0.1%	-	0.0%		(98)	-0.1%	-737.8%
Income (loss) before income taxes	3,412	1.8%	(2,279)	-1.2%	(5)	5,691	3.0%	(2,816)	-1.6%	(5,609)	-3.2%	(6)	2,793	1.6%	103.8%

Income taxes (7)	105	3.1%	(603)	26.5%		708	12.4%	(1,540)	54.7%	(2,269)	40.5%		729	26.1%	-2.9%
Net income (loss)	$3,307	1.7%	(1,676)	-0.9%		4,983	2.6%	(1,276)	-0.7%	(3,340)	-1.9%		2,064	1.2%	141.4%

Net income (loss) per share-basic	$0.26		($0.13)			$0.39		($0.11)		($0.29)			$0.18
Net income (loss) per share-diluted	$0.26		($0.13)			$0.39		($0.11)		($0.29)			$0.18
Average shares outstanding-basic	12,617		12,617			12,617		11,710		11,710			11,710
Average shares outstanding-diluted	12,770		12,617			12,770		11,710		11,710			11,713

Notes:
(1) The $1.4 million restructuring related charge represents $920 for other operating costs associated with closed plant facilities and $535 for inventory markdowns. The $65 restructuring related charge represents other operating costs associated with closed plant facilities.
(2) The $759 restructuring charge represents $612 for lease termination and other exit costs, $482 for write-downs of buildings and equipment, $184 for asset movement costs, a credit of $160 for employee termination benefits, and a credit of $359 for sales proceeds received on equipment with no carrying value.
(3) The $3.8 million represents restructuring related charges of $2.3 million for inventory markdowns, $744 for other operating costs associated with closed plant facilities, and $665 for accelerated depreciation. The $58 restructuring related charge represents other operating costs associated with closed plant facilities.
(4) The $1.7 million restructuring charge represents $990 for employee termination benefits, $913 for asset movement costs,
$395 for lease termination and other exit costs, $334 for write-downs of buildings and equipment, and a credit of $890 for sales proceeds received on equipment with no carrying value.
(5) Of this total charge, $1.3 million and $1.0 million represent cash and non-cash charges, respectively.
(6) Of this total charge, $2.3 million and $3.3 million represent cash and non-cash charges, respectively.
(7) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.